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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 18, 2000


                             Salient Cybertech, Inc.
               (Exact name of Registrant as specified in charter)



           Delaware                  0-28772                    35-1990559
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


    2527 Monterey St., Sararota, Florida                           34231
    (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code      (941) 925-2286


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  On Friday February 18, 2000, the Company accepted the resignation of Larry Provost from the Board of Directors and as Officer of the Registrant, effective February 18, 2000.


SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    February 18, 2000

                                         Salient Cybertech, Inc.


                                         By: /s/Paul Sloan
                                         ------------------------------
                                         Paul Sloan, President
                                         and Director





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